                                      [LOGO]
                                    THE FRANKLIN
                                LIFE INSURANCE COMPANY
                   ----------------------------------------------
                            -AN AMERICAN GENERAL COMPANY
                #1 FRANKLIN SQUARE, SPRINGFIELD, ILLINOIS 62713-0001

Dear Contract Owner:

We are pleased to provide this unaudited report for the six-month period ended June 30, 1998, which shows the status of and balances in your Franklin Life Money Market Variable Annuity Fund C contract.

The gain in the accumulation unit value of the Fund since year end 1997 was as follows:


                           June 30, 1998  December 31, 1997     June 30, 1997
                           -------------  -----------------     -------------
 Accumulation Unit Value     $24.17             $23.73                23.28
                             ------             ------                -----
                             ------             ------                -----
 Percentage Change From:
     December 31, 1997        +3.70%*
                              ------
                              ------
     June 30, 1997            +3.84%
                              ------
                              ------


     *This represents the annualized percentage increase figure of 1.85% from December 31, 1997 to June 30, 1998.

As we have pointed out in past reports, the annual increase figure should not be compared with fully taxable money market fund rates. Your annuity contract shelters this income from Federal income taxes prior to your annuity starting date so long as your money remains with the Fund. Also, your contract provides that Franklin Life assumes the risk that administrative deductions may be insufficient to cover actual administrative expenses.

The United States economy continued to expand at an above average rate through the first quarter of 1998, as measured by the Gross Domestic Product. The Gross Domestic Product increased 3.8% in 1997 and 5.4% in the first quarter of 1998. The economy is expected to slow from the pace of the last six quarters to a more normal growth rate of 2.0% to 2.5% for the second quarter and balance of 1998. Employment has continued to expand, with the unemployment rate dropping to 4.3% in May and back up to 4.5% in June. Inflation, as measured by the Gross Domestic Product deflator, was up 1.7% in 1997, and for the first three months of 1998 inflation increased at an annual rate of 1.1%. The Consumer Price Index increased by 1.7% in 1997, the lowest increase since 1986, but 1998 so far is showing a modest increase from that low level. The May Consumer Price Index increased 0.3%, the largest gain in 17 months. The June increase was just announced at +0.1%, down from May, benefiting from lower energy prices and the lower Asian currencies which reduced import prices. The Producers Price Index increased 0.2% in April and May after recording five straight months of declining prices. The Producers Price Index is currently showing a decline of 0.9% from May 1997 to May 1998.

The Federal Reserve Board has held the Federal Funds rate at 5.50% since March 25, 1997. Short- term rates have held steady through the first half of 1998, with commercial paper around 5.50% and three month Treasury Bills declining from around 5-3/8% at the end of 1997 to near 5% at the end of June. Intermediate and long term Treasury issues also show a similar decline in rates. Short term interest rates are expected to remain steady for the next several months.

Franklin Life Money Market Variable Annuity Fund C, like other money market funds, offers preservation of capital, liquidity and a return that reflects prevailing short-term interest rates. In today's interest rate environment, you may want to take some extra time and review what role this product should play in your retirement financial planning. Franklin Life and your registered representative would appreciate the opportunity to discuss with you this and other products which will help you find financial security.

                              Cordially yours,

                              /s/ William A. Simpson

                              William A. Simpson
                              Chairman and Chief Executive Officer

                FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                        STATEMENT OF ASSETS AND LIABILITIES
                                   JUNE 30, 1998
                                    (unaudited)


Assets
     Investments-at amortized cost which approximates fair value
          Corporate short-term notes                                                      $    844,003
          U.S. Government short-term note                                                      818,917
                                                                                          ------------
                                                                                             1,662,920
     Cash on deposit                                                                            36,005
     Interest receivable                                                                         4,013
                                                                                          ------------
                    Total Assets                                                             1,702,938

Liability-due to The Franklin Life Insurance Company                                             3,779
                                                                                          ------------

Contract owners' equity
     Value of 70,287.681 accumulation units outstanding,
          equivalent to $24.17434273 per unit                                             $  1,699,159
                                                                                          ------------
                                                                                          ------------

                              STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED JUNE 30, 1998
                                    (UNAUDITED)

Investment Income-Interest                                                                $     45,386
Expenses
     Mortality and expense charges                                           $  9,382
     Investment management services                                             3,302
                                                                             --------
                    Total expenses                                                              12,684
                                                                                          ------------

                    Net investment income                                                 $     32,702
                                                                                          ------------
                                                                                          ------------

                 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY



                                                         SIX MONTHS ENDED JUNE                 YEAR
                                                               30, 1998                 ENDED DECEMBER 31,
                                                              (UNAUDITED)                      1997
                                                         -------------------------------------------------
 Net investment income                                      $     32,702                  $    73,170
 Net contract purchase payments                                   13,016                       28,598
 Reimbursement for contract guarantees                                 -                          227
 Withdrawals                                                    (267,349)                    (177,568)
 Administrative expense charges                                     (309)                      (1,512)
                                                         -------------------------------------------------
   Net decrease in contract owners' equity                      (221,940)                     (77,085)
   Contract owners' equity at beginning of period              1,921,099                    1,998,184
                                                         -------------------------------------------------
   Contract owners' equity at end of period                 $  1,699,159                  $ 1,921,099
                                                         -------------------------------------------------
                                                         -------------------------------------------------


                          SEE NOTES TO FINANCIAL STATEMENTS

                FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                              PORTFOLIO OF INVESTMENTS
                                   JUNE 30, 1998
                                    (UNAUDITED)



    PRINCIPAL                                                       CARRYING
      AMOUNT                                                          VALUE
    ---------                                                       --------
                 CORPORATE SHORT-TERM NOTES
                   (49.67%)
                 AUTOMOTIVE (14.90%)
   $85,000         Ford Motor Credit Corporation
                     5.50%, due 7/9/98                                  $84,364
    85,000         General Motors Acceptance
                     Corporation, 5.49%, due 7/9/98                      84,430
    85,000         Chrysler Financial Corporation
                     5.45%, due 7/16/98                                  84,459
                                                                        -------
                                                                        253,253

                 FINANCE COMPANIES - CONSUMER (14.90%)
    85,000         Associates Corporation of North America
                     5.51%, due 8/4/98                                   84,362
    85,000         Household Finance Corporation
                     5.48%, due 7/21/98                                  84,456
    85,000         Norwest Financial, Inc.
                     5.50%, due 7/7/98                                   84,364
                                                                        -------
                                                                        253,182

                 FINANCIAL SAVINGS & SERVICE (4.97%)
    85,000         American Express Credit Corporation
                     5.52%, due 7/14/98                                  84,453


    PRINCIPAL                                                        CARRYING
     AMOUNT                                                           VALUE
    ---------                                                       --------
                 MACHINERY - INDUSTRIAL & CONSTRUCTION
                      (4.97%)
   $85,000         John Deere Capital Corporation
                     5.50%, due 7/28/98                                 $84,390

                 OILS & OIL RELATED PRODUCTS (4.96%)
   85,000          Chevron USA, Inc.
                     5.49%, due 8/6/98                                   84,352

                 RETAIL (4.97%)
   85,000          Sears Roebuck Acceptance
                     Corporation 5.53%, due
                     8/5/98                                              84,373
                                                                        -------

                                       TOTAL CORPORATE SHORT-TERM
                                            NOTES (COST-$844,003)       844,003


                 U.S. GOVERNMENT SHORT-TERM NOTE
                    (48.20%)
   $825,000      United States Treasury Bill
                    4.74%, due 8/20/98 (cost-$818,917)                  818,917
                                                                        -------


                                       TOTAL INVESTMENTS (97.87%)
                                                (COST-$1,662,920)     1,662,920

                      CASH AND RECEIVABLE, LESS LIABILITY (2.13%)
                                                                         36,239
                                                                        -------

                             TOTAL CONTRACT OWNERS' EQUITY (100%)    $1,699,159
                                                                     ----------
                                                                     ----------


                          SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Money Market Variable Annuity Fund C (the Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Securities with remaining maturities of 60 days or less are valued at amortized cost, which is equivalent to fair value.
Securities purchased with more than 60 days to maturity are valued at fair value until the 61st day prior to maturity. Thereafter, any discount or premium from that fair value to maturity value is recognized by constant, proportionate amortization until maturity.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

NOTE B-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .001027% of the current value of the Fund per day (.375% on an annual basis) and for mortality and expense risk assurances at the rate of .002918% of the current value of the Fund per day (1.065% on an annual basis). The investment management service charge and the mortality and expense risk charge may be increased to maximum rates, on an annual basis, of .500% and 1.750%, respectively.

Certain other deductions are made from the Fund and paid to The Franklin including administrative fees and contingent deferred sales charges on certain amounts withdrawn. These deductions are more fully described in the Fund's prospectus.

                  NOTE C-SUMMARY OF CHANGES IN ACCUMULATION UNITS


                                SIX MONTHS ENDED                 YEAR ENDED
                                  JUNE 30, 1998                 DECEMBER 31,
                                   (UNAUDITED)                      1997
                            ----------------------------------------------------
                              Units         Amount        Units         Amount
                            ----------------------------------------------------
 Balance at
   beginning of
   period                    80,944      $1,921,099      87,386      $1,998,184

 Purchases                      544          13,016       1,238          28,598

 Net
   investment
   income                         -          32,702           -          73,170

 Withdrawals                (11,182)       (267,349)     (7,651)       (177,568)

 Reimbursement
   for contract
   guarantees                     -               -           -             227

 Administrative
   expense
   charges                      (18)           (309)        (29)         (1,512)
                            ----------------------------------------------------

 Balance at end
   of period                 70,288      $1,699,159      80,944      $1,921,099
                            ----------------------------------------------------
                            ----------------------------------------------------

NOTE D-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.

                 FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                             SUPPLEMENTARY INFORMATION
               PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                 (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                         OUTSTANDING THROUGHOUT EACH YEAR)


                                                              SIX MONTHS
                                                                ENDED
                                                               JUNE 30,                      YEAR ENDED DECEMBER 31
                                                                 1998       -------------------------------------------------------
                                                             (UNAUDITED)        1997          1996          1995           1994
                                                              ---------------------------------------------------------------------
 Investment income                                                  $.611         $1.204        $1.162        $1.203          $.846
 Expenses                                                            .171           .336          .326          .309           .303
                                                              ---------------------------------------------------------------------
 Net investment income                                               .440           .868          .836          .894           .543
 Accumulation unit value:
   Beginning of period                                             23.734         22.866        22.030        21.136         20.593
                                                              ---------------------------------------------------------------------
   End of period                                                  $24.174        $23.734       $22.866       $22.030        $21.136
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------

 Ratio of expenses to average net assets (annualized)                1.44%          1.44%         1.44%         1.44%          1.44%

 Ratio of net investment income to average net assets
   (annualized)                                                      3.70%          3.73%         3.71%         4.17%          2.58%

 Number of accumulation units outstanding at end of period
   (annualized)                                                    70,288         80,944        87,386       104,641        132,646

--------------------------------------------------------------------------------


                    MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 20, 1998. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund, and Ernst & Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.

     Matter                                        Votes:
     ------                   -------------------------------------------------
                                   For            Against        Abstain
                                   ---            -------        -------
Election of
Robert G. Spencer as
Member, Board of Managers          26,443         1,459              0

Election of
Dr. Robert C. Spencer as
Member, Board of Managers          26,443         1,459              0

Election of
James W. Voth as
Member, Board of Managers          26,443         1,459              0

Election of
Clifford L. Greenwalt as
Member, Board of Managers          26,443         1,459              0

Ratification of Selection
of Ernst & Young LLP as
independent auditors               26,387           573            942